Warrants	12 Months Ended
Dec. 31, 2022
Warrants
Warrants
17.	Warrants

During the year ended December 31, 2022, warrants were exercised for proceeds of $2,345 (year ended December 31, 2021 - $132).

The following table shows the continuity of warrants during the year:

		Weighted average
	Warrants	Exercise price
Balance, December 31, 2020	—	$—
Issued (1)	562,860	4.40
Exercised	(30,000)	(4.40)
Balance, December 31, 2021	532,860	$4.40
Exercised	(532,860)	(4.40)
Balance, December 31, 2022	—	$—

(1) The fair value of the 562,860 Common Share purchase warrants of $873 was estimated using the Black-Scholes option pricing model calculation with the following inputs: the market price on valuation date of $4.40; expected dividend yield of 0%; expected volatility of 66.61% using the historical price history of the Company; risk-free interest rate of 0.17%; and an expected average life of one year.